Exhibit 99.1

 NioCorp Provides Preliminary Financial Results for
the Fiscal Year Ended June 30, 2024

CENTENNIAL, Colo. (August 26, 2024) – NioCorp Developments Ltd. (“NioCorp” or the “Company”) (NASDAQ:NB) today provided its preliminary financial results for the fiscal year ended June 30, 2024.

Selected financial results expectations for the periods include:

•	Loss for the fiscal year ended June 30, 2024 of $11.395 million, or $0.30 per share, compared to a loss for the fiscal year ended June 30, 2023 of $40.080 million, or $1.34 per share.

NioCorp intends to file its audited consolidated financial statements for the fiscal year ended June 30, 2024 in its Annual Report on Form 10-K on or about September 13, 2024.

All figures reported above with respect to the fiscal year ended June 30, 2024 are preliminary and are unaudited and subject to change and adjustment as the Company prepares its consolidated financial statements for the years ended June 30, 2024 and 2023. Accordingly, investors are cautioned not to place undue reliance on the foregoing information. The Company does not intend to provide preliminary results in the future. The preliminary results provided in this news release constitute “forward-looking information” and “forward-looking statements” within the meaning of applicable Canadian and U.S. securities laws, are based on several assumptions and are subject to a number of risks and uncertainties. Actual results may differ materially. See “Forward-looking Statements.”

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FOR MORE INFORMATION:

Jim Sims, Corporate Communications Officer, NioCorp Developments Ltd., (720) 334-7066, jim.sims@niocorp.com

@NioCorp $NB #Niobium #Scandium #Titanium $rareearth #neodymium #dysprosium #terbium #ElkCreek

NioCorp Developments Ltd., 7000 S. Yosemite, #115, Centennial CO 80112 | (720) 334-7066 | www.niocorp.com

ABOUT NIOCORP

NioCorp is developing a critical minerals project in Southeast Nebraska (the “Elk Creek Project”) that is expected to produce niobium, scandium, and titanium. The Company also is evaluating the potential to produce several rare earths from the Elk Creek Project. Niobium is used to produce specialty alloys as well as High Strength, Low Alloy steel, which is a lighter, stronger steel used in automotive, structural, and pipeline applications. Scandium is a specialty metal that can be combined with Aluminum to make alloys with increased strength and improved corrosion resistance. Scandium is also a critical component of advanced solid oxide fuel cells. Titanium is used in various lightweight alloys and is a key component of pigments used in paper, paint and plastics and is also used for aerospace applications, armor, and medical implants. Magnetic rare earths, such as neodymium, praseodymium, terbium, and dysprosium are critical to the making of Neodymium-Iron-Boron magnets, which are used across a wide variety of defense and civilian applications.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of applicable Canadian securities laws. Forward-looking statements may include, but are not limited to, statements regarding our preliminary financial results, and the timing of the filing of the audited consolidated financial statements for the fiscal year ended June 30, 2024, our progress toward securing sufficient project financing for the construction and operation of the Elk Creek Project and NioCorp’s expectation to produce niobium, scandium and titantium and the potential to produce rare earths at the Elk Creek Project. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of NioCorp and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations, and assumptions relating to NioCorp's ability to receive sufficient project financing for the construction of the Elk Creek Project on acceptable terms or at all. Such expectations and assumptions are inherently subject to uncertainties and contingencies regarding future events and, as such, are subject to change. Forward-looking statements involve a number of risks, uncertainties or other factors that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made by NioCorp with the U.S. Securities and Exchange Commission and with the applicable Canadian securities regulatory authorities and the following: NioCorp’s ability to recognize the anticipated benefits of the business combination with GX Acquisition Corp. II (the “Business Combination”) and the standby equity purchase agreement (the “Yorkville Equity Facility Financing Agreement” and, together with the Business Combination, the “Transactions”) with Yorkville, including NioCorp’s ability to access the full amount of the expected net proceeds under the Yorkville Equity Facility Financing Agreement over the next three years; unexpected costs related to the Transactions; the outcome of any legal proceedings that may be instituted against NioCorp following closing of the Transactions; NioCorp’s ability to continue to meet the listing standards of The Nasdaq Stock Market LLC; NioCorp’s ability to operate as a going concern; risks relating to NioCorp’s common shares, including price volatility, lack of dividend payments and dilution or the perception of the likelihood any of the foregoing; NioCorp’s requirement of significant additional capital; the extent to which NioCorp’s level of indebtedness and/or the terms contained in agreements governing NioCorp’s indebtedness or the Yorkville Equity Facility Financing Agreement may impair NioCorp’s ability to obtain additional financing; covenants contained in agreements with NioCorp’s secured creditors that may affect its assets; the possibility that NioCorp does not receive a final commitment of financing from the Export-Import Bank of the United States on the anticipated timeline, on acceptable terms, or at all; NioCorp’s limited operating history; NioCorp’s history of losses; the material weaknesses in NioCorp’s internal control over financial reporting, NioCorp’s efforts to remediate such material weaknesses and the timing of

NioCorp Developments Ltd., 7000 S. Yosemite, #115, Centennial CO 80112 | (720) 334-7066 | www.niocorp.com

remediation; the possibility that NioCorp may qualify as a passive foreign investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Code”); the potential that the Transactions could result in NioCorp becoming subject to materially adverse U.S. federal income tax consequences as a result of the application of Section 7874 and related sections of the Code; cost increases for NioCorp’s exploration and, if warranted, development projects; a disruption in, or failure of, NioCorp’s information technology systems, including those related to cybersecurity; equipment and supply shortages; variations in the market demand for, and prices of, niobium, scandium, titanium and rare earth products; current and future off take agreements, joint ventures, and partnerships; NioCorp’s ability to attract qualified management; the effects of global health crises on NioCorp’s business plans, financial condition and liquidity; estimates of mineral resources and reserves; mineral exploration and production activities; feasibility study results; the results of metallurgical testing; the results of technological research; changes in demand for and price of commodities (such as fuel and electricity) and currencies; competition in the mining industry; changes or disruptions in the securities markets; legislative, political or economic developments, including changes in federal and/or state laws that may significantly affect the mining industry; the impacts of climate change, as well as actions taken or required by governments related to strengthening resilience in the face of potential impacts from climate change; the need to obtain permits and comply with laws and regulations and other regulatory requirements; the timing and reliability of sampling and assay data; the possibility that actual results of work may differ from projections/expectations or may not realize the perceived potential of NioCorp’s projects; risks of accidents, equipment breakdowns, and labor disputes or other unanticipated difficulties or interruptions; the possibility of cost overruns or unanticipated expenses in development programs; operating or technical difficulties in connection with exploration, mining, or development activities; management of the water balance at the Elk Creek Project site; land reclamation requirements related to the Elk Creek Project; the speculative nature of mineral exploration and development, including the risks of diminishing quantities of grades of reserves and resources; claims on the title to NioCorp’s properties; potential future litigation; and NioCorp’s lack of insurance covering all of NioCorp’s operations. Any financial results discussed in this press release are preliminary and represent the most current information available to the Company’s management as of August [_], 2024, as financial closing procedures for the fiscal year ended June 30, 2024 are not yet complete. These estimates are not a comprehensive statement of the Company’s financial results for the fiscal year ended June 30, 2024, and actual results may differ materially from these estimates as a result of the completion of year-end accounting procedures and adjustments, including the execution of the Company’s internal control over financial reporting, the completion of the preparation and audit of the Company’s financial statements and the subsequent occurrence or identification of events prior to the filing of the audited consolidated financial statements for the fiscal year ended June 30, 2024 in its Annual Report on Form 10-K. In addition, any such statements regarding the Company’s financial performance are not necessarily indicative of the Company’s financial performance that may be expected to occur for the fiscal quarter ending September 30, 2024, or for any future fiscal period.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of NioCorp prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the matters addressed herein and attributable to NioCorp or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Except to the extent required by applicable law or regulation, NioCorp undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.

NioCorp Developments Ltd., 7000 S. Yosemite, #115, Centennial CO 80112 | (720) 334-7066 | www.niocorp.com